UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2023

SPIRE GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39493	85-1276957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Towers Crescent Drive Suite 1100
Vienna, Virginia		22182
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (202) 301-5127

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	SPIR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 27, 2023, Peter Platzer, the President and Chief Executive Officer of Spire Global, Inc. (the “Company”), and Spire Global Germany GmbH (“Spire Germany”) entered into a restated Managing Director Service Agreement that amends and restates the Managing Director Service Agreement, dated as of October 1, 2023 between Mr. Platzer and Spire Germany (the “Platzer Agreement” and as amended and restated, the “Restated Platzer Agreement”).

Effective November 27, 2023, Theresa Condor, the Company’s Chief Operating Officer, and Spire Germany entered into a restated Employment Contract that amends and restates the Employment Contract, dated as of October 1, 2023 between Ms. Condor and Spire Germany (the “Condor Agreement” and as amended and restated, the “Restated Condor Agreement”).

Effective November 27, 2023, the Company entered into an Executive Employment Agreement with Leo Basola, the Company’s Chief Financial Officer (the “Basola Agreement”).

The Restated Platzer Agreement, the Restated Condor Agreement and the Basola Agreement are referred to collectively herein as the “Employment Agreements.” None of the Employment Agreements has a set term.

The Employment Agreements provide for severance pay and benefits in the event the executive’s employment is terminated by the Company without Cause (as defined in the respective Employment Agreements) or due to the executive’s resignation for Good Reason (as defined in the respective Employment Agreements), with such terminations referred to as a “Qualifying Termination.”

The Employment Agreements provide that if the executive’s employment is terminated as the result of a Qualifying Termination, and the termination date occurs before a Change in Control (as defined in the Company’s 2021 Equity Incentive Plan) or after the period that begins on the date of a Change in Control during the term and ends on the eighteen (18) month anniversary of such Change in Control (the “Change in Control Period”), then the Company shall, in addition to paying executive’s base salary and other compensation earned through the termination date:

•
pay to the executive as severance pay an amount equal to one hundred percent (100%) of executive’s annualized base salary as of the termination date (or annualized base salary as of immediately prior to a material reduction of such base salary), less all legally required and authorized deductions and withholdings, payable in a lump sum on the first regular payroll date immediately following the termination date (the “Non-CIC Severance Payment”);

•
pay to the executive as additional severance pay an amount equal to one hundred percent (100%) of executive’s target annual cash bonus for the fiscal year in which the termination date occurs, less all legally required and authorized deductions and withholdings, payable in a lump sum on the Company’s first regular payroll date immediately following the termination date (the “Non-CIC Bonus Payment”);

•
pay to the executive as additional severance a lump sum cash payment equal to one hundred percent (100%) of executive’s group health insurance coverage with the Company, at the same level of coverage that was in effect as of the termination date, for a period of twelve (12) months, less all legally required and authorized deductions and withholdings, payable in a lump sum on the Company’s first regular payroll date immediately following the termination date (the “Non-CIC Benefits Continuation Payment”); and

•
pay up to $15,000.00 for outplacement services by an outplacement services provider selected by the executive, with any such amount payable by the Company directly to the outplacement services provider or reimbursed to the executive, in either case subject to submission of appropriate receipts before the twelve (12) month anniversary of the termination date (the “Outplacement Payments”).

The Restated Platzer Agreement also provides that in the case of such a termination, Mr. Platzer’s then-outstanding equity awards will accelerate and immediately become fully vested, and the period to exercise any award will become the expiration date of such award, as applicable.

The Employment Agreements provide that if the executive’s employment is terminated as the result of a Qualifying Termination, and the termination date occurs during the Change in Control Period, then the Company shall, in addition to paying executive’s base salary and other compensation earned through the termination date:

•
pay to the executive as severance pay an amount equal to the sum of (i) one hundred fifty percent (150%) of executive’s annualized base salary as of the termination date (or annualized base salary as of immediately prior to a material reduction of such base salary) (the “CIC Severance Payment”), (ii) one hundred fifty percent (150%) of the executive’s target annual cash bonus for the fiscal year in which the termination date occurs (the “CIC Bonus Payment”), and (iii) one hundred fifty percent (150%) of the executive’s group health insurance coverage with the Company, at the same level of coverage that was in effect as of the termination date, for a period of eighteen (18) months (the “CIC Benefits Continuation Payment”), in each case less all legally required and authorized deductions and withholdings, payable in a lump sum on the Company’s first regular payroll date immediately following the termination date; and

•
pay the Outplacement Payments.

The Employment Agreements also provide that in the case of such a termination, the executive’s then-outstanding equity awards will accelerate and immediately become fully vested, and the period to exercise any award will become the expiration date of such award, as applicable.

In addition, the Employment Agreements provide that if the executive’s employment is terminated as the result of a Qualifying Termination, and a Change in Control occurs within ninety (90) calendar days after the termination date, then the executive shall receive an additional cash payment equal to the sum of: (i) fifty percent (50%) of executive’s annualized base salary as of the termination date (or annualized base salary as of immediately prior to a material reduction of such base salary), (ii) the difference between the CIC Bonus Payment amount and the Non-CIC Bonus Payment amount, and (iii) the difference between the CIC Benefits Continuation Payment and the Non-CIC Benefits Continuation Payment, less all legally required and authorized deductions and withholdings, payable in a single lump sum no later than ten (10) calendar days after the date of such Change in Control.

The foregoing descriptions of the Restated Platzer Agreement, the Restated Condor Agreement and the Basola Agreement are qualified in their entirety by reference to such agreements, which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Managing Director Service Agreement, dated as of November 27, 2023, between Spire Global Germany GmbH and Peter Platzer.
10.2	Employment Contract, dated as of November 27, 2023, between Spire Global Germany GmbH and Theresa Condor.
10.3	Executive Employment Agreement, dated as of November 27, 2023, between Spire Global, Inc. and Leo Basola.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPIRE GLOBAL, INC.

Date:	December 1, 2023	By:	/s/ Peter Platzer
		Name: Title:	Peter Platzer Chief Executive Officer